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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 2002

                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-10434                 13-1726769
(State or other jurisdiction        (Commission            (I.R.S. Employer
of incorporation or                  File Number)            Identification
    organization)                                                Number)

PLEASANTVILLE, NEW YORK                                       10570-7000
(Address of principal                                         (Zip Code)
   executive offices)


               Registrant's telephone number, including area code:
                                 (914) 238-1000


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ITEM 5.  OTHER EVENTS.
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         On May 20, 2002, The Reader's Digest Association, Inc. (the "Company")
completed the acquisition from Reiman Holding Company, LLC ("Reiman") of substantially all of the assets of Reiman and its subsidiaries for $760 million in cash, subject to adjustment, and the assumption of certain liabilities from Reiman and its subsidiaries. Reiman is a publisher of cooking, gardening, country lifestyle and nostalgia magazines and books in the United States and Canada. The purchase price was determined through arms' length negotiation between the parties and was financed through five- and six-year syndicated term loan financing. The names of the lenders will be included in a Form 8-K attaching the term loan financing documents to be filed with the Securities and Exchange Commission. The acquisition includes Reiman's principal headquarters in Greendale, Wisconsin which the Company intends to continue to use.

         On May 20, 2002, the Company issued a press release announcing the completion of the Reiman acquisition and certain other matters. Filed herewith as Exhibit 99.1 is a copy of the press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)  Financial Statements of Business Acquired to be filed within 60 days after the date that this report is required to be filed.

         (b) Pro Forma Financial Information to be filed within 60 days after the date that this report is required to be filed.

         (c)  Exhibits

              NUMBER                   DESCRIPTION
              ------                   -----------

              99.1 News release issued by The Reader's Digest Association, Inc. on May 20, 2002 announcing the completion of the Reiman acquisition and certain other matters




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           The Reader's Digest Association, Inc.

Date:  May 21, 2002

                                           /s/ Michael S. Geltzeiler
                                           -----------------------------------
                                           Name:    Michael S. Geltzeiler
                                           Title:   Senior Vice President and
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

99.1         News release issued by The Reader's Digest Association, Inc.
             on May 20, 2002 announcing the completion of the Reiman acquisition and certain other matters